As filed with the Securities and Exchange Commission on July 5, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman High Yield Strategies Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
High Yield Strategies
Fund Inc.

Semi-Annual Report

April 30, 2013

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
SCHEDULE OF INVESTMENTS	7
FINANCIAL STATEMENTS	18
FINANCIAL HIGHLIGHTS/PER SHARE DATA	30
Distribution Reinvestment Plan	32
Directory	34
Proxy Voting Policies and Procedures	35
Quarterly Portfolio Schedule	35
Privacy Notice	Located after the Fund's Report

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the semi-annual report for Neuberger Berman High Yield Strategies Fund Inc. for the six months ended April 30, 2013. The report includes a portfolio commentary, a listing of the Fund's investments and its unaudited financial statements for the reporting period.

The Fund seeks high total return (income plus capital appreciation). To pursue that objective, we have assembled a portfolio that consists primarily of high yield debt securities.

Thank you for your confidence in the Fund. We will do our best to continue earning your trust in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC.

High Yield Strategies Fund Inc. Portfolio Commentary

Neuberger Berman High Yield Strategies Fund Inc. generated a 10.57% total return on a net asset value ("NAV") basis for the six months ended April 30, 2013 and outperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 7.26% return for the period. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance.

The high yield market generated strong results during the six-month reporting period, with the index posting positive returns during each month. As has been the case for much of the last year and a half, the overall market was supported by solid fundamentals and generally robust investor risk appetite. New high yield issuance remained strong, as issuers looked to take advantage of the low rate environment to reduce their borrowing costs and extend their maturity profiles. Against this backdrop, high yield defaults remained well below their historical average. Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the six months ended April 30, 2013, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 10.93% and 5.64%, respectively.

Security selection in aggregate was beneficial for the Fund's performance relative to the index. The largest contributions came from our holdings in the chemicals, gaming and energy sectors. This was somewhat mitigated by security selection in the diversified financial services, food and drug retail and utilities sectors.

Sector positioning, overall, detracted from relative performance during the reporting period. In particular, an overweight, relative to the benchmark, in printing and publishing and underweights in banking and insurance were negative for results. This was partially offset by our overweights in media-broadcast, technology, electronics and gaming.

The Fund's quality biases, overall, produced positive results during the reporting period. In particular, an overweight to securities rated CCC and below was beneficial for results. Elsewhere, our underweight to B-rated securities and neutral weight to BB-rated securities substantially benefited the Fund's performance.

We made several adjustments to the portfolio during the reporting period. We reduced the Fund's out-of-index allocation to bank loans from approximately 8% to approximately 3% of the portfolio, as we found the bank loan market to be less attractive from a valuation perspective given its strong rally in the first quarter of 2013. Elsewhere, we decreased our allocations to CCC-rated and BB-rated securities, while slightly increasing our exposure to B-rated securities. Finally, from a sector perspective, we reduced our overweight to energy and further added to our overweight in gaming.

The Fund's use of derivatives detracted from the Fund's performance during the reporting period.

We continue to have a generally positive outlook for the high yield market. In our view, fundamentals continue to be solid, with corporate balance sheets that are by and large flush with cash. Furthermore, high yield defaults have recently been lower than their historic average, a trend that we believe will continue. While recent data from certain economic indicators was far less than robust, we feel that the economy has enough momentum to continue expanding, albeit at a modest pace. We also believe inflation will remain benign and the Federal Reserve will be true to its word and maintain an accommodative monetary policy for the foreseeable future. It is our belief that this backdrop could lead to generally solid investor demand, which could be supportive of the overall high yield bond market going forward. That being said, given a number of unresolved macro issues, there could be periods of increased market volatility.

Sincerely,

ANN BENJAMIN, TOM O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of Fund shares may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL

High Yield Strategies Fund	NHS

PORTFOLIO BY MATURITY

DISTRIBUTION

(as a % of Total Investments)
Less than One Year	0.8%
One to less than Five Years	18.3
Five to less than Ten Years	71.4
Ten Years or Greater	9.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2013
	Date	04/30/2013	1 Year	5 Years	Life of Fund
At NAV[2]	07/28/2003	10.57%	19.39%	14.16%	11.80%
At Market Price[3]	07/28/2003	3.69%	8.50%	14.91%	10.67%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[4]		7.26%	14.01%	10.98%	9.32%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during the certain of the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

Endnotes

1  The performance information for periods prior to August 6, 2010 is that of Neuberger Berman High Yield Strategies Fund, a predecessor to the Fund.

2  Returns based on the NAV of the Fund.

3  Returns based on the market price of Fund common shares on the NYSE MKT.

4  Please see "Description of Index" starting on page 6 for a description of the index.

For more complete information on Neuberger Berman High Yield Strategies Fund Inc., call Management at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

An unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and include reinvestment of all income dividends and distributions, if any. The Fund may invest in securities not included in the index and/or may not invest in all securities included in the index.

Schedule of Investments High Yield Strategies Fund Inc. (Unaudited)

PRINCIPAL AMOUNT		VALUE†
Bank Loan Obligationsµ (4.1%)
All Telecom (0.3%)
$740,000	Integra Telecom, Term Loan, 6.00%, due 2/22/19	$754,800
Automotive (0.4%)
1,227,600	Navistar, Inc., Term Loan B, 5.75%, due 8/17/17	1,249,856
Business Equipment & Services (0.4%)
1,102,581	Ceridian Corp., Term Loan, 5.95%, due 5/9/17	1,121,281
Chemicals & Plastics (0.2%)
660,000	Dupont Performance Coatings, Term Loan B, 4.75%, due 2/1/20	668,184
Electronics—Electrical (0.3%)
760,857	Datatel-Sophia LP, Term Loan B, due 7/19/18	769,896	¢^^
Financial Intermediaries (0.2%)
552,007	First Data Corporation, Term Loan, 4.20%, due 3/24/17	551,146
Health Care (0.5%)
1,552,010	United Surgical Partners International, Inc., Term Loan B, 4.75%, due 4/3/19	1,559,771
Lodging & Casinos (0.6%)
471,667	Caesars Entertainment Operating Co., Term Loan B5, 4.45%, due 1/28/18	421,354
4,000	Graton Resort & Casino, First Lien Term Loan B, 9.00%, due 8/22/18	4,190
381,409	MGM Resorts, Term Loan B, 4.25%, due 12/20/19	386,734
995,000	Station Casinos, Term Loan B, 5.00%, due 3/2/20	1,006,353
		1,818,631
Oil & Gas (1.2%)
3,199,000	Chesapeake Energy, Term Loan B, 5.75%, due 12/2/17	3,313,172
	Total Bank Loan Obligations (Cost $11,440,865)	11,806,737
Corporate Debt Securities (130.3%)
Airlines (0.7%)
1,085,000	United Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,135,181	ñ
682,787	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	792,034
		1,927,215
Auto Parts & Equipment (0.8%)
2,140,000	Goodyear Tire & Rubber Co., Guaranteed Notes, 6.50%, due 3/1/21	2,238,975
Automakers (1.0%)
845,000	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	1,285,744
1,540,000	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	1,603,525
		2,889,269

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Banking (3.0%)
$2,470,000	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	$2,803,225
3,210,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	4,036,575	ØØ
820,000	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	1,012,700
601,000	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	791,066
		8,643,566
Building & Construction (0.7%)
1,595,000	Lennar Corp., Guaranteed Notes, 4.75%, due 11/15/22	1,606,962	ñ
490,000	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	586,163
		2,193,125
Building Materials (2.1%)
310,000	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	334,413	ñØ
245,000	Associated Materials LLC/AMH New Finance, Inc., Senior Secured Notes, 9.13%, due 11/1/17	264,294
905,000	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	1,017,844
1,990,000	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	2,363,125
2,050,000	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	2,265,250	ñ
		6,244,926
Chemicals (5.8%)
485,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	549,263
1,530,000	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	1,759,500
4,750,000	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	5,177,500
485,000	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	512,888
6,783,000	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	5,884,252
2,205,000	PQ Corp., Secured Notes, 8.75%, due 5/1/18	2,381,400	ñ
535,000	US Coatings Acquisition, Inc., Guaranteed Notes, 7.38%, due 5/1/21	571,112	ñ
		16,835,915
Computer Hardware (0.6%)
1,505,000	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	1,659,263
Consumer—Commercial Lease Financing (4.6%)
1,215,000	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	1,418,513	ñ
3,215,000	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	3,624,912	ñ
1,190,000	CIT Group, Inc., Senior Unsecured Notes, 5.38%, due 5/15/20	1,341,725
2,340,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	2,813,850
1,455,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	1,766,006
1,420,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	1,592,175
575,000	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	747,500
		13,304,681
Department Stores (2.5%)
445,000	JC Penney Corp., Inc., Senior Unsecured Notes, 7.13%, due 11/15/23	640,800
6,600,000	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	6,550,500
		7,191,300
Electric—Generation (2.8%)
565,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	654,694
590,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 5/15/19	640,150
2,775,000	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	3,156,563
3,315,000	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	3,754,237	ØØ
		8,205,644

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Electric—Integrated (0.7%)
$1,735,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	$1,947,538	ñ
Electronics (3.2%)
1,075,000	Amkor Technology, Inc., Senior Unsecured Notes, 6.38%, due 10/1/22	1,107,250
1,655,000	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	1,714,994
810,125	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	840,505	[c]
760,000	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	892,050	ñ
835,000	Flextronics Int'l Ltd., Guaranteed Notes, 4.63%, due 2/15/20	853,787	ñ
1,360,000	Flextronics Int'l Ltd., Guaranteed Notes, 5.00%, due 2/15/23	1,387,200	ñ
1,555,000	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	1,710,500	ñ
870,000	Freescale Semiconductor, Inc., Guaranteed Notes, 8.05%, due 2/1/20	937,425
		9,443,711
Energy—Exploration & Production (11.9%)
1,535,000	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	1,719,200
1,060,000	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,199,125
835,000	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	918,500
675,000	Chesapeake Energy Corp., Guaranteed Notes, 5.75%, due 3/15/23	732,375
66,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 10/1/22	70,455
419,000	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 4/1/23	446,235
520,000	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	590,200
3,887,000	EP Energy LLC/EP Energy Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	4,528,355
1,025,000	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	1,176,187
550,000	EPE Holdings LLC/EP Energy Bond Co., Inc., Senior Unsecured Notes, 8.13%, due 12/15/17	585,750	ñc
4,395,000	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	4,351,050	ØØ
500,000	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	506,250
1,560,000	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	1,661,400	ñ
2,205,000	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	2,304,225	ñ
1,255,000	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	1,402,462
2,190,000	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	2,398,050
3,770,000	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	4,170,562
625,000	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	671,875
1,085,000	Rosetta Resources, Inc., Guaranteed Notes, 5.63%, due 5/1/21	1,131,113	Ø
1,680,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	1,743,000
865,000	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	921,225
530,000	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	545,900
945,000	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	1,022,963
		34,796,457
Food & Drug Retailers (0.9%)
560,000	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	645,400
390,000	Rite Aid Corp., Guaranteed Notes, 9.25%, due 3/15/20	451,425
1,442,000	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	1,647,485
		2,744,310
Food—Wholesale (0.4%)
675,000	Hawk Acquisition Sub, Inc., Secured Notes, 4.25%, due 10/15/20	683,438	ñ
348,000	US Foods, Inc., Guaranteed Notes, 8.50%, due 6/30/19	378,450	ñ
		1,061,888

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Gaming (9.0%)
$1,055,000	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	$1,176,325
465,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	470,813
295,000	Caesars Entertainment Operating Co., Inc., Senior Secured Notes, 9.00%, due 2/15/20	290,575	ñ
115,000	Caesars Operating Escrow LLC, Senior Secured Notes, 9.00%, due 2/15/20	113,275	ñ
475,000	Caesars Operating Escrow LLC, Senior Secured Notes, 9.00%, due 2/15/20	467,875	ñ
815,000	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	875,106
3,085,000	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	3,501,475	ñ
975,000	MGM Resorts Int'l, Guaranteed Notes, 7.63%, due 1/15/17	1,106,625
1,775,000	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	1,948,063	ñ
390,000	MGM Resorts Int'l, Guaranteed Notes, 6.63%, due 12/15/21	423,638
3,655,000	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	4,175,837	ØØ
400,000	Mohegan Tribal Gaming Authority, Secured Notes, 10.50%, due 12/15/16	398,000	ñ
2,825,000	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	2,704,937	ñ
1,155,000	Peninsula Gaming LLC, Guaranteed Notes, 8.38%, due 2/15/18	1,247,400	ñ
1,375,000	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	1,505,625
1,090,000	Seminole Indian Tribe of Florida, Secured Notes, 7.75%, due 10/1/17	1,177,200	ñ
2,230,000	Station Casinos LLC, Guaranteed Notes, 7.50%, due 3/1/21	2,352,650	ñ
1,916,000	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	2,193,820
		26,129,239
Gas Distribution (7.6%)
1,070,000	Access Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	1,177,000
815,000	Access Midstream Partners L.P., Guaranteed Notes, 4.88%, due 5/15/23	841,488
2,090,000	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	2,314,675
2,207,000	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	2,466,322
225,000	El Paso Corp., Senior Secured Notes, 7.25%, due 6/1/18	263,043
2,870,000	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.80%, due 8/1/31	3,247,600
1,145,000	El Paso Corp., Senior Secured Global Medium-Term Notes, 7.75%, due 1/15/32	1,304,926
2,700,000	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	3,159,000	ØØ
1,990,000	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	2,129,300
1,215,000	MarkWest Energy Partners L.P., Guaranteed Notes, 4.50%, due 7/15/23	1,266,637
1,500,000	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	1,638,750
500,000	Regency Energy Partners L.P., Guaranteed Notes, 4.50%, due 11/1/23	517,500	ñ
958,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	1,044,220
662,000	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	736,475
		22,106,936
Health Facilities (8.0%)
2,455,000	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	2,626,850
720,000	CHS/Community Health Systems, Inc., Guaranteed Notes, 8.00%, due 11/15/19	816,300
695,000	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	754,075
4,000,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	4,330,000
545,000	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	551,813
1,370,000	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	1,459,050
600,000	HCA Holdings, Inc., Senior Unsecured Notes, 6.25%, due 2/15/21	657,000
1,035,000	Health Management Associates, Inc., Guaranteed Notes, 7.38%, due 1/15/20	1,148,850
1,665,000	IASIS Healthcare LLC/IASIS Capital Corp., Guaranteed Notes, 8.38%, due 5/15/19	1,760,737
500,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	557,500
2,090,000	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	2,325,125
1,375,000	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	1,550,312
800,000	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	904,000
875,000	Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 2/1/20	949,375
825,000	Tenet Healthcare Corp., Senior Secured Notes, 4.50%, due 4/1/21	841,500	ñ
1,890,000	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	2,135,700
		23,368,187

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Health Services (0.6%)
$675,000	CDRT Holding Corp., Senior Notes, 9.25%, due 10/1/17	$704,531	ñc
1,040,000	Emergency Medical Services Corp., Guaranteed Notes, 8.13%, due 6/1/19	1,151,800
		1,856,331
Investments & Misc. Financial Services (2.2%)
3,680,000	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	3,831,800	ØØ
2,290,000	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	2,461,750
		6,293,550
Leisure (0.6%)
1,155,000	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	1,294,322
535,000	Cedar Fair L.P., Guaranteed Notes, 5.25%, due 3/15/21	547,037	ñ
		1,841,359
Machinery (1.7%)
2,655,000	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	3,159,450	ØØ
730,000	Terex Corp., Guaranteed Notes, 6.00%, due 5/15/21	784,750
910,000	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	1,037,400
		4,981,600
Media—Broadcast (4.4%)
685,000	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	787,750
160,000	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	137,600
3,367,000	Clear Channel Communications, Inc., Senior Secured Notes, 11.25%, due 3/1/21	3,569,020	ñ
3,615,000	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	3,687,300
1,330,000	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	1,489,600	ñ
1,080,000	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,179,900	ñ
375,000	Univision Communications, Inc., Senior Secured Notes, 7.88%, due 11/1/20	421,875	ñ
400,000	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	446,000	ñ
1,095,000	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,215,450	ñ
		12,934,495
Media—Cable (7.5%)
70,000	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	76,038
1,040,000	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	1,175,200
320,000	CCO Holdings LLC, Guaranteed Notes, 5.25%, due 9/30/22	326,000
730,000	CCO Holdings LLC, Guaranteed Notes, 5.13%, due 2/15/23	737,300
845,000	CCO Holdings LLC, Guaranteed Notes, 5.75%, due 9/1/23	876,687	ñ
1,440,000	CCO Holdings LLC, Guaranteed Notes, 5.75%, due 1/15/24	1,499,400	Ø
1,917,000	Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	2,041,605	ñ
270,000	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	317,250
2,280,000	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	2,604,900
5,980,000	DISH DBS Corp., Senior Unsecured Notes, 5.13%, due 5/1/20	5,920,200	ñ
2,235,000	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	2,413,800
515,000	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	525,300
980,000	DISH DBS Corp., Guaranteed Notes, 5.00%, due 3/15/23	950,600	ñ
685,000	Lynx I Corp., Senior Secured Notes, 5.38%, due 4/15/21	731,238	ñ
345,000	Lynx II Corp., Senior Unsecured Notes, 6.38%, due 4/15/23	373,463	ñ
320,000	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	356,800	ñ
935,000	UPCB Finance III Ltd., Senior Secured Notes, 6.63%, due 7/1/20	1,016,812	ñ
		21,942,593

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Media—Services (1.1%)
$825,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	$888,938
495,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. A, 6.50%, due 11/15/22	525,938	ñ
1,345,000	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 6.50%, due 11/15/22	1,442,512	ñ
256,000	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	273,920	ñ
		3,131,308
Medical Products (0.9%)
970,000	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	1,057,300	ñ
235,000	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 7.75%, due 4/15/18	245,575
220,000	DJO Finance LLC/DJO Finance Corp., Guaranteed Notes, 9.88%, due 4/15/18	242,550
410,000	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	469,450	ñ
645,000	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	696,600
		2,711,475
Metals—Mining Excluding Steel (5.9%)
1,560,000	Alpha Natural Resources, Inc., Guaranteed Notes, 9.75%, due 4/15/18	1,692,600
590,000	Alpha Natural Resources, Inc., Guaranteed Notes, 6.00%, due 6/1/19	551,650
555,000	Alpha Natural Resources, Inc., Guaranteed Notes, 6.25%, due 6/1/21	510,600
1,735,000	Arch Coal, Inc., Guaranteed Notes, 9.88%, due 6/15/19	1,804,400	ñ
347,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	319,240
1,060,000	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	969,900
4,690,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	4,912,775	ñ
1,385,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.00%, due 4/1/17	1,440,400	ñ
1,765,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	1,941,500	ñ
1,050,000	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.88%, due 4/1/22	1,126,125	ñ
1,200,000	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	1,296,000
700,000	Walter Energy, Inc., Guaranteed Notes, 8.50%, due 4/15/21	728,000	ñ
		17,293,190
Packaging (5.7%)
5,055,000	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	5,990,175	ØØ
950,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.50%, due 5/15/18	1,011,750
275,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.00%, due 4/15/19	297,000
1,970,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	2,206,400
3,360,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	3,771,600
1,640,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,717,900
905,000	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	986,450
550,000	Reynolds Group Issuer, Inc., Guaranteed Notes, 8.25%, due 2/15/21	583,688
		16,564,963
Pharmaceuticals (3.0%)
770,000	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	843,150
540,000	Jaguar Holding Co., Senior Unsecured Notes, 9.38%, due 10/15/17	580,500	ñc
1,445,000	Jaguar Holding Co. II/Jaguar Merger Sub, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	1,672,587	ñ
465,000	Sky Growth Acquisition Corp., Guaranteed Notes, 7.38%, due 10/15/20	496,388	ñ
630,000	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	683,550	ñ
4,120,000	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	4,562,900	ñ
		8,839,075

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Printing & Publishing (4.3%)
$920,000	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	$998,200
840,000	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	915,600
3,862,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	4,199,925
2,855,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	3,183,325
1,860,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	2,008,800
1,120,000	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.88%, due 3/15/21	1,220,800
		12,526,650
Real Estate Dev. & Mgt. (0.4%)
1,005,000	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	1,153,238	ñ
Software—Services (5.7%)
2,415,000	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	2,457,262	ØØ
1,055,000	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,147,313	ñ
1,405,000	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	1,506,862	ñ
1,420,000	First Data Corp., Guaranteed Notes, 11.25%, due 1/15/21	1,483,900	ñ
3,040,000	First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	3,298,400
1,310,000	First Data Corp., Guaranteed Notes, 10.63%, due 6/15/21	1,347,663	ñ
2,010,000	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	2,251,200	ñ
1,810,000	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	1,925,387	ñ
515,000	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	569,075
505,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	559,288
		16,546,350
Specialty Retail (2.5%)
685,000	Party City Holdings, Inc., Senior Unsecured Notes, 8.88%, due 8/1/20	774,050	ñ
4,320,000	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	4,617,000	ØØ
1,896,000	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	2,035,830
		7,426,880
Steel Producers—Products (1.8%)
920,000	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,007,762
3,435,000	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 8/5/20	3,633,742
100,000	ArcelorMittal, Senior Unsecured Notes, 6.00%, due 3/1/21	105,950
600,000	ArcelorMittal, Senior Unsecured Notes, 7.50%, due 10/15/39	631,243
		5,378,697
Support—Services (2.1%)
730,000	Hertz Corp., Guaranteed Notes, 5.88%, due 10/15/20	797,525
1,090,000	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	1,231,700
635,000	Iron Mountain, Inc., Senior Subordinated Notes, 8.38%, due 8/15/21	709,612
1,240,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,215,200	ñ
1,135,000	ServiceMaster Co., Guaranteed Notes, 8.00%, due 2/15/20	1,221,544
280,000	ServiceMaster Co., Guaranteed Notes, 7.00%, due 8/15/20	290,150	ñ
570,000	United Rental N.A., Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	649,800
		6,115,531

See Notes to Schedule of Investments

Schedule of Investments High Yield Strategies Fund Inc.
(Unaudited) cont'd

PRINCIPAL AMOUNT		VALUE†
Telecom—Integrated Services (11.2%)
$405,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	$448,394
4,000,000	CenturyLink, Inc., Senior Unsecured Notes, Ser. P, 7.60%, due 9/15/39	4,120,000
4,205,000	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	4,383,712	ØØ
840,000	Frontier Communications Corp., Senior Unsecured Notes, 7.63%, due 4/15/24	875,700
810,000	Hughes Satellite Systems Corp., Senior Secured Notes, 6.50%, due 6/15/19	901,125
670,000	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	753,750
880,000	Intelsat Luxembourg SA, Guaranteed Notes, 7.75%, due 6/1/21	928,400	ñ
2,795,000	Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	2,976,675	ñ
355,000	Level 3 Communications, Inc., Senior Unsecured Notes, 8.88%, due 6/1/19	392,275	ñ
1,891,000	Level 3 Financing, Inc., Guaranteed Notes, 9.38%, due 4/1/19	2,132,103
2,040,000	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	2,249,100
1,750,000	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	1,977,500
510,000	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	586,500
695,000	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	817,954
1,874,000	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	1,888,055
1,570,000	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	1,832,975
460,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	504,850
1,610,000	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	1,779,050
2,065,000	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	2,276,662
720,000	Windstream Corp., Guaranteed Notes, 6.38%, due 8/1/23	745,200
		32,569,980
Telecom—Wireless (2.4%)
1,115,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.25%, due 4/1/21	1,197,231	ñ
1,220,000	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 4/1/23	1,311,500	ñ
570,000	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	607,050	ñ
1,480,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,513,300	ØØ
1,440,000	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	1,702,800
475,000	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	584,250	ñ
		6,916,131
	Total Corporate Debt Securities (Cost $355,583,889)	379,955,541
NUMBER OF SHARES
Short-Term Investments (1.0%)
3,021,320	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,021,320)	3,021,320
	Total Investments (135.4%) (Cost $370,046,074)	394,783,598	##
	Liabilities, less cash, receivables and other assets [(26.1%)]	(75,953,937	)±
	Liquidation Value of Perpetual Preferred Shares [(9.3%)]	(27,175,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$291,654,661

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman High Yield Strategies Fund Inc. (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of the Fund's investments in interest rate swap contracts is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the overnight index swap rate and London Interbank Offered Rate ("LIBOR") forward rate to produce the daily settlement price (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) cont'd

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of April 30, 2013:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations^	$—	$11,806,737	$—	$11,806,737
Corporate Debt Securities
Airlines	—	1,135,181	792,034	1,927,215
Other Corporate Debt Securities^	—	378,028,326	—	378,028,326
Total Corporate Debt Securities	—	379,163,507	792,034	379,955,541
Short-Term Investments	—	3,021,320	—	3,021,320
Total Investments	$—	$393,991,564	$792,034	$394,783,598

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/12	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 4/30/13	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/13
Investments in Securities:
Corporate Debt Securities
Airlines	$885,996	$—	$(3,512)	$(7,798)	$—	$(82,652)	$—	$—	$792,034	$(7,798)
Total	$885,996	$—	$(3,512)	$(7,798)	$—	$(82,652)	$—	$—	$792,034	$(7,798)

The Fund had no transfers between Levels 1, 2 and 3 during the six months ended April 30, 2013.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) cont'd

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Interest rate swap contracts (unrealized depreciation)	$—	$(3,425,291)	$—	$(3,425,291)

##  At April 30, 2013, the cost of investments for U.S. federal income tax purposes was $370,005,404. Gross unrealized appreciation of investments was $25,041,538 and gross unrealized depreciation of investments was $263,344, resulting in net unrealized appreciation of $24,778,194 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2013, these securities amounted to $107,953,938 or 37.0% of net assets applicable to common shareholders.

Ø  All or a portion of this security was purchased on a when-issued basis. At April 30, 2013 these securities amounted to $2,964,926 or 1.0% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts, when-issued purchase commitments and delayed delivery purchase commitments. In addition, the Fund had deposited $3,387,658 in a segregated account for interest rate swap contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2013, and their final maturity dates.

c  Payment-in-kind security for which part of the income earned may be paid as additional principal.

¢  All or a portion of this security was purchased on a delayed delivery basis.

^^  All or a portion of this security has not settled as of April 30, 2013 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

±  See Note A-10 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2013.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
April 30, 2013
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$394,783,598
Deposits with brokers for open swap contracts	3,387,658
Interest receivable	6,817,988
Receivable for securities sold	5,490,999
Prepaid expenses and other assets	130,991
Total Assets	410,611,234
Liabilities
Notes payable (Note A)	82,600,000
Interest rate swaps, at value (Note A)	3,425,291
Distributions payable—preferred shares	81,709
Distributions payable—common shares	56,661
Payable for securities purchased	5,160,851
Payable to investment manager (Note B)	195,239
Payable to administrator (Note B)	16,270
Interest payable	131,340
Accrued expenses and other payables	114,212
Total Liabilities	91,781,573
Perpetual Preferred Shares Series A (1,087 shares issued and outstanding) at liquidation value	27,175,000
Net Assets applicable to Common Shareholders	$291,654,661
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$294,030,813
Undistributed net investment income (loss)	921,710
Accumulated net realized gains (losses) on investments	(24,610,095)
Net unrealized appreciation (depreciation) in value of investments	21,312,233
Net Assets applicable to Common Shareholders	$291,654,661
Common Shares Outstanding (no par value; unlimited number of shares authorized)	19,540,585
Net Asset Value Per Common Share Outstanding	$14.93
*Cost of Investments	$370,046,074

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Six Months Ended April 30, 2013
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$13,915,411
Foreign taxes withheld	(3,154)
Total income	$13,912,257
Expenses:
Investment management fees (Note B)	1,161,501
Administration fees (Note B)	96,792
Audit fees	30,604
Basic maintenance expense (Note A)	12,398
Custodian fees	76,129
Insurance expense	4,110
Legal fees	53,642
Shareholder reports	43,808
Stock exchange listing fees	3,821
Stock transfer agent fees	11,264
Interest expense (Note A)	827,556
Directors' fees and expenses	21,350
Miscellaneous	8,310
Total expenses	2,351,285
Expenses reduced by custodian fee expense offset arrangement (Note A)	(156)
Total net expenses	2,351,129
Net investment income (loss)	$11,561,128
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,430,103
Interest rate swap contracts	(639,762)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	10,811,876
Interest rate swap contracts	346,996
Net gain (loss) on investments	16,949,213
Distributions to Preferred Shareholders	(440,246)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$28,070,095

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman

	HIGH YIELD STRATEGIES FUND INC.
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$11,561,128	$22,914,407
Net realized gain (loss) on investments	5,790,341	8,729,411
Change in net unrealized appreciation (depreciation) of investments	11,158,872	11,146,390
Distributions to Preferred Shareholders From (Note A):
Net investment income	(440,246)	(930,664)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	28,070,095	41,859,544
Distributions to Common Shareholders From (Note A):
Net investment income	(10,551,916)	(21,844,976)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	—	951,881
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	17,518,179	20,966,449
Net Assets Applicable to Common Shareholders:
Beginning of period	274,136,482	253,170,033
End of period	$291,654,661	$274,136,482
Undistributed net investment income (loss) at end of period	$921,710	$352,744

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman

HIGH YIELD STRATEGIES FUND INC.
For the Six Months Ended April 30, 2013
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$28,070,095
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided by operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(176,939,635)
Proceeds from disposition of investment securities	175,845,334
Purchase/sale of short-term investment securities, net	(3,021,319)
Decrease in net interest payable/receivable on interest rate swap contracts	21,014
Decrease in interest receivable	131,906
Decrease in prepaid expenses and other assets	109,459
Decrease in receivable for securities sold	10,974,507
Decrease in deposits with brokers for open swap contracts	364,747
Increase in accumulated unpaid dividends on Preferred Shares	2,954
Decrease in payable for securities purchased	(7,580,061)
Increase in interest payable	1,868
Net amortization of discount on investments	195,115
Increase in accrued expenses and other payables	14,237
Unrealized appreciation on securities	(10,811,876)
Unrealized appreciation on interest rate swap contracts	(346,996)
Net realized gain from investments	(6,430,103)
Net realized loss from interest rate swap contracts	639,762
Net cash provided by operating activities	$11,241,008
Cash flows from financing activities:
Cash distributions paid on Common Shares	(10,495,269)
Net cash used in financing activities	(10,495,269)
Net increase (decrease) in cash	745,739
Cash:
Beginning balance	(745,739)
Ending balance	$0
Supplemental disclosure
Cash paid for interest	$825,688

See Notes to Financial Statements

Notes to Financial Statements High Yield Strategies Fund Inc. (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Except where otherwise indicated, information included herein is as of April 30, 2013. The Fund was organized as a Maryland corporation on March 18, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Management is the investment manager to the Fund. Neuberger Berman Fixed Income LLC ("NBFI") is the sub-adviser to the Fund. The Fund's common shares are listed on the NYSE MKT under the symbol NHS. After the close of business on August 6, 2010, Neuberger Berman High Yield Strategies Fund ("Old NHS") merged with and into the Fund. After Old NHS merged with and into the Fund, Neuberger Berman Income Opportunity Fund Inc. ("NOX") merged with and into the Fund. The historical performance and financial statement history prior to August 6, 2010 are those of Old NHS. For periods prior to August 6, 2010, the term the "Fund" will refer to Old NHS.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2013 was $18,416.

4  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of April 30, 2013, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: income recognized on interest rate swaps, distributions in excess of current earnings and non-deductible restructuring costs. These reclassifications had no effect on net income, net asset value ("NAV") applicable to common shareholders or NAV per common share of the Fund. For the year ended October 31, 2012, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,039,279)	$(145,745)	$1,185,024

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Tax Return of Capital		Total
2012	2011	2012	2011	2012	2011	2012	2011
$22,775,640	$25,740,851	$—	$—	$—	$—	$22,775,640	$25,740,851

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$10,571,382	$(30,386,944)	$(78,769)	$(19,894,331)

The difference between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, delayed settlement compensation on bank loans, distribution payments, income recognized on interest rate swaps and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Fund on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2015		2016		2017
$14,913,177	(1)	$10,036,834	(1)	$5,436,933

(1)  The capital loss carryforwards shown above include $14,913,177 and $4,971,059 expiring in 2015 and 2016, respectively, which were acquired on August 6, 2010 in the merger with NOX. The use of these losses to offset future gains may be limited.

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $9,657,216.

5  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to common shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable monthly distribution amount, the Fund may pay distributions consisting of net investment income, net realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and net realized capital gains. The composition of the Fund's distributions for the calendar year 2013 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of the U.S. Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

On April 30, 2013, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on May 31, 2013 to shareholders of record on May 15, 2013, with an ex-date of May 13, 2013. Subsequent to April 30, 2013, the Fund declared a monthly distribution to common shareholders in the amount of $0.09 per share, payable on June 28, 2013 to shareholders of record on June 17, 2013, with an ex-date of June 13, 2013.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On October 22, 2003, Old NHS issued 3,600 Money Market Cumulative Preferred Shares ("MMP"), each without par value, with proceeds of $90,000,000 in a public offering. On November 13, 2008, Old NHS redeemed all 3,600 MMP at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

In September 2008, Old NHS entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("Old NHS PNs") and privately placed perpetual preferred shares ("Old NHS PPS"). In November 2008, Old NHS issued Old NHS PNs with an aggregate principal value of $45,900,000 and issued 492 Old NHS PPS with an aggregate liquidation preference of $12,300,000 and used those proceeds to redeem outstanding MMP.

On August 6, 2010, each of Old NHS and NOX merged with and into the Fund. In connection with the mergers, the Fund issued 1,087 Perpetual Preferred Shares, Series A ("PPS") with an aggregate liquidation preference of $27,175,000 to preferred shareholders of Old NHS and NOX in exchange for their Old NHS PPS and NOX preferred shares. In connection with the mergers, the Fund also assumed the Old NHS PNs and the notes that NOX had previously issued ("NOX Notes"). On September 30, 2010, the Fund issued privately placed notes ("PNs" and, together with PPS, "Private Securities") with an aggregate principal value of $82,600,000 to holders of Old NHS PNs and NOX Notes in exchange for their Old NHS PNs and NOX Notes.

The PNs have a maturity date of November 2013 and the interest on the PNs is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions on the PPS are accrued daily and paid quarterly. The Old NHS PNs and the Old NHS PPS had these same terms.

For the six months ended April 30, 2013, the distribution rate on the PPS ranged from 3.18% to 3.26% and the interest rate on the PNs ranged from 1.68% to 1.76%.

The Fund has paid up front offering and organizational expenses which are being amortized over the life of the PNs. The expenses are included in the interest expense that is reflected in the Statement of Operations.

The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and certain expenses and/or mandatory prepayment of PNs at par plus accrued but unpaid interest and certain expenses. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's organizational documents. The holders of PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

9  Concentration of credit risk: The Fund will normally invest at least 80% of its total assets in high yield debt securities of U.S. and foreign issuers, which include securities that are rated below investment grade by a rating agency or are unrated debt securities determined to be of comparable quality by the Fund's investment manager.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's common shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

10  Derivative instruments: During the six months ended April 30, 2013, the Fund's use of derivatives, as described below, was limited to interest rate swap contracts. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Interest Rate Swaps: The Fund entered into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligations on the Fund's Private Securities. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. There is no guarantee that these swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At April 30, 2013, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund		Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A.	$25,000,000	March 18, 2015	1.677%	.280	%(2)	$(41,533)	$(631,594)	$(673,127)
Citibank, N.A.	25,000,000	August 9, 2015	1.120%	.292	%(3)	(46,203)	(429,634)	(475,837)
Citibank, N.A.	50,000,000	December 7, 2015	1.883%	.281	%(4)	(355,277)	(1,921,050)	(2,276,327)
						$(443,013)	$(2,982,278)	$(3,425,291)

(1)  The notional amount at period end is indicative of the volume throughout the period.

(2)  90 day LIBOR at March 8, 2013.

(3)  90 day LIBOR at December 12, 2012.

(4)  90 day LIBOR at March 12, 2013.

At April 30, 2013, the Fund had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Interest Rate Risk	Statement of Assets and Liabilities Location
Interest Rate Swap Contract	$(3,425,291)	Interest rate swaps,
Total Value	$(3,425,291)	at value(1)

(1)  "Interest Rate Swap Contract" reflects the appreciation (depreciation) of the interest rate swap contract plus accrued interest as of April 30, 2013 which is reflected in the Statement of Assets and Liabilities under the caption "Interest rate swaps, at value (Note A)."

The impact of the use of these derivative instruments on the Statement of Operations during the six months ended April 30, 2013, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$(639,762)	Net realized gain (loss)
Total Realized Gain (Loss)	$(639,762)	on: interest rate swap contracts
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statement of Operations Location
Interest Rate Swap Contract	$346,996	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$346,996	(depreciation) in value of: interest rate swap contracts

11  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

12  Arrangements with certain non-affiliated service providers: Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2013, the impact of this arrangement was a reduction of expenses of $156.

In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency and holders of Private Securities a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the basic maintenance amount, which is the minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays State Street Bank and Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense (Note A)."

State Street serves as the Fund's custodian and Computershare Shareowner Services LLC serves as the Fund's transfer agent, registrar, and dividend paying agent.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained NBFI to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates NBFI for its services as sub-adviser. Management pays NBFI a monthly sub-advisory fee calculated at an annual percentage rate of 0.15% of the Fund's average daily Managed Assets.

Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and NBFI are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of March 14, 2013, approximately 72% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 28% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, it is expected that NBSH will own 81% of NBG as of January 1, 2014, and has the opportunity to continue to acquire the remaining NBG Class A common units from the LBHI Parties through a process that is expected to end in 2016 (and if necessary, 2017).

Note C—Securities Transactions:

During the six months ended April 30, 2013, there were purchases and sales of long-term securities (excluding interest rate swap contracts) of $150,728,247 and $150,231,258, respectively.

Note D—Capital:

At April 30, 2013 the common shares outstanding and the common shares of the Fund owned by Neuberger Berman Alternative Fund Management LLC ("NBAFM") and Neuberger, affiliates of Management, were as follows:

Common Shares Outstanding	Common Shares Owned by NBAFM	Common Shares Owned by Neuberger
19,540,585	18,305	—

Transactions in common shares for the six months ended April 30, 2013 and for the year ended October 31, 2012 were as follows:

	For the Six Months Ended April 30, 2013	For the Year Ended October 31, 2012
Shares Issued on Reinvestment of Dividends and Distributions	—	70,802
Net Increase (Decrease) in Common Shares Outstanding	—	70,802

Note E—Tender Offer Program:

In 2009, the board of Old NHS, a predecessor to the Fund, authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Old NHS Tender Offer Program"). Under the Old NHS Tender Offer Program, if the Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired.

During the initial measurement period under the Old NHS Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Old NHS Tender Offer Program, the Fund did not conduct a tender offer.

After the reorganization, the Fund adopted a substantially similar tender offer program consisting of up to three tender offers over a two-year period ("Tender Offer Program"). The Tender Offer Program ended in July 2012. During the Fund's initial measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer.

During the second measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily premium to NAV per share and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer. During the third and final measurement period under the Tender Offer Program, the Fund's common shares traded at an average daily premium to NAV per share and, therefore, in accordance with its Tender Offer Program, the Fund did not conduct a tender offer.

In connection with the Old NHS Tender Offer Program, Management agreed to implement a voluntary waiver of 0.05% of its investment advisory fees to offset some of the expenses associated with, or possible increases in Old NHS's expense ratio resulting from, the tender offers. This waiver terminated at the time Old NHS merged with and into the Fund. In connection with the reorganization, Management agreed to voluntarily waive a portion of its management fee at an annual rate of 0.05% of the Fund's average daily Managed Assets. The fee waiver has terminated. The Board retained the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

High Yield Strategies Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Six Months Ended April 30,		Year Ended October 31,		Period from January 1, 2010 to October 31,		Year Ended December 31,
	2013		2012		2011		2010^^^		2009		2008		2007^^
	(Unaudited)
Common Share Net Asset Value, Beginning of Period	$14.03		$13.00		$13.82		$12.54		$7.42		$13.23		$15.05
Net Investment Income¢	0.59		1.17		1.34		1.19		1.43		1.52		1.67
Net Gains or Losses on Securities (both realized and unrealized)	0.87		1.03		(0.83)		1.20		4.97		(5.74)		(1.34)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(0.02)		(0.05)		(0.05)		(0.03)		(0.04)		(0.27)		(0.40)
Net Capital Gains¢	—		—		—		—		—		—		(0.01)
Total Distributions to Preferred Shareholders	(0.02)		(0.05)		(0.05)		(0.03)		(0.04)		(0.27)		(0.41)
Total From Investment Operations Applicable to Common Shareholders	1.44		2.15		0.46		2.36		6.36		(4.49)		(0.08)
Less Distributions to Common Shareholders From:
Net Investment Income	(0.54)		(1.12)		(1.28)		(1.08)		(1.26)		(1.22)		(1.69)
Net Capital Gains	—		—		—		—		—		—		(0.05)
Tax Return of Capital	—		—		—		—		—		(0.10)		—
Total Distributions to Common Shareholders	(0.54)		(1.12)		(1.28)		(1.08)		(1.26)		(1.32)		(1.74)
Accretive Effect of Tender Offer	—		—		—		—		0.02		—		—
Common Share Net Asset Value, End of Period	$14.93		$14.03		$13.00		$13.82		$12.54		$7.42		$13.23
Common Share Market Value, End of Period	$14.15		$14.18		$13.55		$14.04		$11.95		$6.38		$11.82
Total Return, Common Share Net Asset Value†	10.57	%**	17.24%		3.34%		19.78	%**	92.44%		(35.32)%		(.13)%
Total Return, Common Share Market Value†	3.69	%**	13.68%		6.03%		27.69	%**	113.27%		(37.75)%		(11.54)%
Ratios/Supplemental Data††
Ratios are Calculated Using Average Net Assets
Applicable to Common Shareholders
Ratio of Gross Expenses#	1.69	%*Ø	1.81	%Ø	1.75	%Ø	2.02	%*Ø	2.65	%Ø	1.81	%Ø	1.44%
Ratio of Net Expenses	1.69	%*§Ø	1.76	%§Ø	1.68	%§Ø	1.95	%*§Ø‡‡	2.60	%§Ø	1.80	%§Ø	1.44%§
Ratio of Net Investment Income	8.31	%*	8.79%		9.86%		11.02	%*	14.30%		13.43%		11.33%
Portfolio Turnover Rate	39	%**	94%		100%		130	%**ØØ	159%		122%		129%
Net Assets Applicable to Common Shares, End of Period (000's)	$291,655		$274,136		$253,170		$267,819		$138,293		$90,907		$162,091
Perpetual Preferred Shares¢¢
Preferred Shares Outstanding, End of Period (000's)	$27,175		$27,175		$27,175		$27,175		$12,300		$12,300		$90,000
Asset Coverage Per Share@	$293,387		$277,268		$257,980		$271,454		$306,086		$209,943		$70,107
Liquidation Value Per Share	$25,000		$25,000		$25,000		$25,000		$25,000		$25,000		$25,000
Notes Payable
Notes Payable Outstanding, End of Period (000's)	$82,600		$82,600		$82,600		$82,600		$45,900		$45,900		$—
Asset Coverage Per $1,000 of Notes Payable@@	$4,861		$4,649		$4,395		$4,572		$4,281		$3,250		$—

See Notes to Financial Highlights

Notes to Financial Highlights High Yield Strategies Fund Inc. (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses.

  Had the Fund not received class actions proceeds, the total return based on per share NAV for the year ended October 31, 2012 would have been 16.99%. The class action proceeds listed in Note A-3 had no impact on total return.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

§  After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized net expenses to average daily net assets would have been:

Six Months Ended April 30,	Year Ended October 31,		Period from January 1, 2010 to October 31,	Year Ended October 31,
2013	2012	2011	2010	2009	2008	2007
1.69%	1.76%	1.68%	1.95%	2.60%	1.80%	1.44%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008)) from the Fund's total assets and dividing by the number of PPS/MMP outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Old NHS's PPS prior to August 6, 2010 and MMP prior to November 13, 2008) and Notes payable (the Old NHS Notes payable prior to September 29, 2010)) from the Fund's total assets and dividing by the outstanding Notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to PPS (MMP prior to November 13, 2008) outstanding. Income ratios also include the effect of interest expense from the PNs.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

^^  Effective February 28, 2007, Management became the investment adviser.

¢¢  From October 22, 2003 to November 13, 2008, the Fund had 3,600 MMP outstanding; from November 14, 2008 to August 6, 2010, the Fund had 492 Old NHS PPS outstanding. Since August 6, 2010, the Fund has 1,087 PPS outstanding (see Note A-8 to Financial Statements).

Ø  Interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholders was:

Six Months Ended April 30,	Year Ended October 31,		Period from January 1, 2010 to October 31,	Year Ended December 31,
2013	2012	2011	2010	2009	2008
.59%	.69%	.61%	.63%	1.05%	.16%

*  Annualized.

**  Not Annualized.

^^^  The Fund's fiscal year end changed from December 31 to October 31.

ØØ  Portfolio turnover excludes purchases and sales by NOX (which merged with and into the Fund on August 6, 2010) prior to the merger date.

‡‡  Includes merger related expenses. If such expenses were not included, the annualized ratio of net expenses to average net assets applicable to common shareholders for the period ended October 31, 2010 would have been 1.81%.

Distribution Reinvestment Plan

Computershare Trust Company, N.A (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all

Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent

Computershare Trust Company N.A.
250 Royall Street
Canton, MA 02021

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Rev. 12/2010

FACTS	WHAT DOES NEUBERGER BERMAN DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
n Social Security number and account balances
n income and transaction history
n credit history and credit scores
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Neuberger Berman chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Neuberger Berman share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?  Call 800.223.6448

This is not part of the Fund's shareholder report.

Who we are
Who is providing this notice?	Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds.
What we do
How does Neuberger Berman protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities.
How does Neuberger Berman collect my personal information?	We collect your personal information, for example, when you
n open an account or provide account information
n seek advice about your investments or give us your income information
n give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
n sharing for affiliates' everyday business purposes — information about your creditworthiness
n affiliates from using your information to market to you
n sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
n Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers, broker dealers; mutual funds, and private investment funds.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
n Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. n Neuberger Berman doesn't jointly market.

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Neuberger Berman Management LLC

605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0547 06/13

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman High Yield Strategies Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace L. Straight.  Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants

Only required in the annual report.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).
(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.
The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman High Yield Strategies Fund Inc.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: July 2, 2013

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2013